EXHIBIT 10.1 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 27, 2019, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and INSPIRE MEDICAL SYSTEMS, INC., a Delaware corporation, with offices located at 5500 Wayzata Boulevard, Suite 1600, Minneapolis, MN 55416 (“Borrower”). RECITALS A. Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of August 7, 2015, which Loan and Security Agreement was amended by a First Amendment to Loan and Security Agreement dated as of February 24, 2017 (as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement. C. Borrower has requested that Collateral Agent and Lenders make certain revisions to the Loan Agreement as more fully set forth herein. D. Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. AGREEMENT NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement. 2. Amendments to Loan Agreement. 2.1 Section 2.2 (Term Loans). Section 2.2(b) of the Loan Agreement is hereby amended and restated as follows: (b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to twenty four (24) months. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d). 2.2 Section 2.5 (Fees). Section 2.5 of the Loan Agreement is amended and restated as follows: 2.5 Fees. Borrower shall pay to Collateral Agent: (a) Facility Fee. On the Effective Date, a fully earned, non-refundable facility fee of Twenty Three Thousand Two Hundred Fifty Dollars ($23,250.00) to be shares by the Lenders pursuant to their respective Commitment Percentages, which facility fee was paid by Borrower on the Effective Date; (b) Final Payment. The Final Payment, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; (c) Second Amendment Final Payment. A fully-earned, non-refundable second amendment final payment, due and payable as of the Second Amendment Date, in the aggregate amount of $530,900.47, to be shared between Lenders in accordance with their respective Pro Rata Shares. For the sake of clarity, the second amendment final payment is in addition to, and shall not reduce, the Final Payment otherwise due in connection with Section 2.5(b) hereof; (d) Prepayment Fee. The Prepayment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and (e) Lenders’ Expenses. All Lenders’ Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due. 2.3 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a)(ii) of the Loan Agreement is amended and restated as follows: (ii) as soon as available, but no later than one hundred twenty (120) days after the last day of Borrower’s fiscal year or within five (5) days of filing with the SEC, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Collateral Agent in its reasonable discretion; 2.4 Section 6.6 (Operating Account). Section 6.6(a) of the Loan Agreement is amended and restated as follows: (a) Maintain all of Borrower’s and its Subsidiaries’ Collateral Accounts in accounts which are subject to a Control Agreement in favor of Collateral Agent, subject to Section 6.6(b). Borrower may maintain the SVB London Account or another foreign Deposit Account disclosed to Collateral Agent and Lenders in writing so long as the aggregate value in all such accounts do not exceed Three Million Dollars ($3,000,000.00) in the aggregate at any time (the “Permitted Foreign Accounts”). 2.5 Section 10 (NOTICES). Section 10 of the Loan Agreement is amended and restated as follows: 10. NOTICES All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Collateral Agent, Lender or Borrower may change its mailing address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10. If to Borrower: INSPIRE MEDICAL SYSTEMS, INC. 5500 Wayzata Boulevard, Suite 1600 Minneapolis, MN 55416 Attn: Tim Herbert Fax: (###) ###-#### Email: ##########t@############.### with a copy (which STINSON LEONARD STREET shall not constitute 50 S. Sixth Street, Suite 2600 notice) to: Minneapolis, MN 55402 Attn: Thomas P. Sanders Fax: (###) ###-#### Email: ###########@################.### If to Collateral Agent: OXFORD FINANCE LLC 133 North Fairfax Street Alexandria, Virginia 22314 Attention: Legal Department Fax(###) ###-#### Email: ###############@##############.### with a copy (which Greenberg Traurig, LLP shall not constitute One International Place notice) to: Boston, MA 02110 Attn: Jonathan Bell, Esq. Fax: (###) ###-#### Email: #####@#####.### 2.6 Section 13.1 (Definitions). The following defined terms and their respective definitions are amended and restated in or added to Section 13.1 of the Loan Agreement as follows: “Amortization Date” is April 1, 2022. “Basic Rate” is, with respect to the Term Loans, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the sum of (i) the greater of (A) the thirty (30) day U.S. LIBOR rate reported in The Wall Street Journal on the last Business Day of the month that immediately precedes the month in which the interest will accrue or (B) two and fifty hundredths percent (2.50%), plus (ii) five and ten hundredths percent (5.10%); provided, however, under no circumstances will the Basic Rate be less than Seven and Sixty Hundredths percent (7.60%). If The Wall Street Journal (or another nationally recognized rate reporting source acceptable to Collateral Agent) no longer reports the U.S. LIBOR Rate or if such interest rate no longer exists or if The Wall Street Journal no longer publishes the U.S. LIBOR Rate or ceases to exist, Collateral Agent may in good faith select a replacement interest rate or replacement publication, as the case may be. “Final Payment Percentage” is three and fifty hundredths percent (3.50%).

“Second Amendment Date” means March 27, 2019. “Maturity Date” is March 1, 2024. “Prepayment Fee” is, with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to: (i) for a prepayment made on or after the Second Amendment Date through and including the date immediately prior to the first anniversary of the Second Amendment Date, three percent (3.00%) of the principal amount of such Term Loan prepaid; (ii) for a prepayment made on or after the first anniversary of the Second Amendment Date of such Term Loan through and including the date immediately prior to the second anniversary of the Second Amendment Date, two percent (2.00%) of the principal amount of the Term Loans prepaid; and (iii) for a prepayment made on or after the second anniversary of the Second Amendment Date, one percent (1.00%) of the principal amount of the Term Loans prepaid. 2.7 Schedule 1.1 to the Loan Agreement is replaced with Schedule 1.1 attached hereto. 2.8 Exhibit C to the Loan Agreement is replaced with Exhibit A attached hereto. 2.9 The Amortization Table attached to the Disbursement Letter dated February 24, 2017 is replaced with the Amortization Table attached as Exhibit B hereto. 2.10 The Amortization Table attached to the Disbursement Letter dated February 7, 2018 is replaced with the Amortization Table attached as Exhibit C hereto. 3. Limitation of Amendment. 3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any other Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document. 3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 4. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows: 4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true, accurate and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; 4.3 The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; 4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized; 4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a), any material Requirement of Law applicable to Borrower, (b) any material agreement by which Borrower is bound, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower; 4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect); and 4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 5. Covenant. On or before April 27, 2019, Borrower shall deliver to Collateral Agent, (i) a landlord waiver executed by the landlord for Borrower’s office located at 5500 Wayzata Boulevard, Suite 1600, Minneapolis, MN 55416 and (ii) a bailee waiver executed by Healthlink International, Inc. for its applicable location in Memphis, TC, each of which waiver shall be in such form and substance as are reasonably satisfactory to Collateral Agent and Collateral Agent and Lender hereby consent to such delivery. 6. Release. The Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof and through the date hereof. Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof. 7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. 8. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders, in form and substance satisfactory to Collateral Agent and each Lender, of such documents, and completion of such other matters, as Collateral Agent and each Lender may reasonably deem necessary or appropriate, including, without limitation: a) this Amendment, executed by Borrower, Collateral Agent and each Lender; b) a Corporate Borrowing Certificate by Borrower dated as of the Second Amendment Date; c) a Perfection Certificate for Borrower dated as of the Second Amendment Date; d) the Operating Documents and good standing certificates of Borrower and its Subsidiaries certified by the Secretary of State (or equivalent agency) of Borrower’s and such Subsidiaries’ jurisdiction of organization or formation and each jurisdiction in which Borrower and each Subsidiary is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the Second Amendment Date; e) certified copies of financing statement searches, as Collateral Agent shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been terminated or released; f) a Disbursement Letter executed by Borrower; and g) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment. [Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above. BORROWER: INSPIRE MEDICAL SYSTEMS, INC. By /s/ Timothy P. Herbert Name: Timothy P. Herbert Title: President & CEO COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By Name: Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above. BORROWER: INSPIRE MEDICAL SYSTEMS, INC. By Name: Title: COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By /s/ Colette H. Featherly Name: Colette H. Featherly Title: Senior Vice President

SCHEDULE 1.1 Lenders and Commitments Term A Loans Lender Term Loan Commitment Commitment Percentage OXFORD FINANCE LLC $16,500,000.00 100.00% TOTAL $16,500,000.00 100.00% Term B Loans Lender Term Loan Commitment Commitment Percentage OXFORD FINANCE LLC $8,000,000.00 100.00% TOTAL $8,000,000.00 100.00% Aggregate (all Term Loans) Lender Term Loan Commitment Commitment Percentage OXFORD FINANCE LLC $24,500,000.00 100.00% TOTAL $24,500,000.00 100.00%

EXHIBIT A TO: OXFORD FINANCE LLC, as Collateral Agent and Lender FROM: INSPIRE MEDICAL SYSTEMS, INC. The undersigned authorized officer (“Officer”) of [BORROWER] (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement), (a) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (b) There are no Events of Default, except as noted below; (c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date. (d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement; (e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders. Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements. Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column. Reporting Covenant Requirement Actual Complies 1) Financial statements Monthly within 30 days Yes No N/A 2) Annual (CPA Audited) statements Within 120 days after FYE Yes No N/A Annual Financial Annually (draft prior to FYE, and 3) Projections/Budget (prepared on a Board-approved on or before Yes No N/A monthly basis) February 28), and when revised 4) A/R & A/P agings If applicable Yes No N/A 5) 8-K, 10-K and 10-Q Filings If applicable, within 5 days of filing Yes No N/A 6) Compliance Certificate Monthly within 30 days Yes No N/A

7) IP Report When required Yes No N/A Month-end account statements for each deposit account securities 8) account of Borrower and its Monthly within 30 days Yes No N/A Subsidiaries Total amount of Borrower’s cash 9) and cash equivalents at the last $________ Yes No N/A day of the measurement period Total amount of Borrower’s Subsidiaries’ cash and cash 10) equivalents at the last day of the $________ Yes No N/A measurement period Deposit and Securities Accounts (Please list all accounts; attach separate sheet if additional space needed) Account Control Agreement in Institution Name Account Number New Account? place? 1) Yes No Yes No 2) Yes No Yes No 3) Yes No Yes No 4) Yes No Yes No Other Matters Has a Key Person ceased to be actively engaged in the management of Borrower since the 1) Yes No last Compliance Certificate? Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by 2) Yes No the Loan Agreement? Have there been any new or pending claims or causes of action against Borrower that 3) Yes No involve more than One Hundred Thousand Dollars ($100,000.00)? Have there been any amendments of or other changes to the capitalization table of 4) Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, Yes No provide copies of any such amendments or changes with this Compliance Certificate. Are Borrower’s consolidated product revenues, measured on a trailing twelve (12) month 5) Yes No basis, at least Twenty Million Dollars ($20,000,000.00).

Exceptions Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.) INSPIRE MEDICAL SYSTEMS, INC. By: Name: Title: Date: LENDER USE ONLY Received by: Date: Verified by: Date: Compliance Status: Yes No